Investments	11 Months Ended
Feb. 02, 2013
Investments, Debt and Equity Securities [Abstract]
Investments
  Investments

Investments were comprised of the following ($ in millions):

	February 2, 2013	March 3, 2012
Equity and other investments
Debt securities (auction rate securities)	$21	$82
Marketable equity securities	27	3
Other investments	38	55
Total equity and other investments	$86	$140

Debt Securities

Our debt securities are comprised of ARS. ARS were intended to behave like short-term debt instruments because their interest rates reset periodically through an auction process, most commonly at intervals of 7, 28 and 35 days. The auction process had historically provided a means by which we could rollover the investment or sell these securities at par in order to provide us with liquidity as needed. As a result, we classify our investments in ARS as available-for-sale and carry them at fair value.

In February 2008, auctions began to fail due to insufficient buyers, as the amount of securities submitted for sale in auctions exceeded the aggregate amount of the bids. For each failed auction, the interest rate on the security moves to a maximum rate specified for each security, and generally resets at a level higher than specified short-term interest rate benchmarks. To date, we have collected all interest due on our ARS and expect to continue to do so in the future. Due to persistent failed auctions, and the uncertainty of when these investments could be liquidated at par, we have classified all of our investments in ARS as non-current assets within Equity and Other Investments in our Consolidated Balance Sheets at February 2, 2013.

We sold $65 million of ARS at par during fiscal 2013 (11-month). At February 2, 2013, our entire remaining ARS portfolio, consisting of six investments in ARS having an aggregate value at par of $23 million, was subject to failed auctions.

Our ARS portfolio consisted of the following, at fair value ($ in millions):

Description	Nature of collateral or guarantee	February 2, 2013	March 3, 2012
Student loan bonds	Student loans guaranteed 95% to 100% by the U.S. government	$19	$80
Municipal revenue bonds	100% insured by AAA/Aaa-rated bond insurers at February 2, 2013	2	2
Total fair value plus accrued interest(1)		$21	$82

(1)
The par value and weighted-average interest rates (taxable equivalent) of our ARS were $23 million and $88 million and 0.4% and 0.5%, respectively, at February 2, 2013, and March 3, 2012, respectively.

At February 2, 2013, our ARS portfolio was 35% AAA/Aaa-rated, 20% AA/Aa-rated and 45% A/A-rated.

The investment principal associated with failed auctions will not be accessible until successful auctions occur, a buyer is found outside of the auction process, the issuers establish a different form of financing to replace these securities, or final payments are due according to the contractual maturities of the debt issuances, which range from 10 to 29 years. We do not intend to sell our remaining ARS until we can recover the full principal amount through one of the means described above. In addition, we do not believe it is more likely than not that we would be required to sell our remaining ARS until we can recover the full principal amount based on our other sources of liquidity.

We evaluated our entire ARS portfolio of $23 million (par value) for impairment at February 2, 2013, based primarily on the methodology described in Note 6, Fair Value Measurements. As a result of this review, we determined that the fair value of our ARS portfolio at February 2, 2013, was $21 million. Accordingly, a $2 million pre-tax unrealized loss is recognized in accumulated other comprehensive income. This unrealized loss reflects a temporary impairment on all of our investments in ARS. The estimated fair value of our ARS portfolio could change significantly based on future market conditions. We will continue to assess the fair value of our ARS portfolio for substantive changes in relevant market conditions, changes in our financial condition or other changes that may alter our estimates described above.

We may be required to record an additional unrealized holding loss or an impairment charge to earnings if we determine that our ARS portfolio has incurred a further decline in fair value that is temporary or other-than-temporary, respectively. Factors that we consider when assessing our ARS portfolio for other-than-temporary impairment include the duration and severity of the impairment, the reason for the decline in value, the potential recovery period, the nature of the collateral or guarantees in place and our intent and ability to hold an investment.

We had $1 million and $3 million unrealized loss, net of tax, recorded in accumulated other comprehensive income at February 2, 2013, and March 3, 2012, respectively, related to our investments in debt securities.

Marketable Equity Securities

We invest in marketable equity securities and classify them as available-for-sale. Investments in marketable equity securities are classified as non-current assets within Equity and Other Investments in our Consolidated Balance Sheets, and are reported at fair value based on quoted market prices. Our investments in marketable equity securities were $27 million and $3 million at February 2, 2013, and March 3, 2012, respectively.

We review all investments for other-than-temporary impairment at least quarterly or as indicators of impairment exist. Indicators of impairment include the duration and severity of the decline in fair value as well as the intent and ability to hold the investment to allow for a recovery in the market value of the investment. In addition, we consider qualitative factors that include, but are not limited to: (i) the financial condition and business plans of the investee including its future earnings potential, (ii) the investee’s credit rating, and (iii) the current and expected market and industry conditions in which the investee operates. If a decline in the fair value of an investment is deemed by management to be other-than-temporary, the cost basis of the investment is written down to fair value, and the amount of the write-down is included in net earnings.

All unrealized holding gains or losses related to our investments in marketable equity securities are reflected net of tax in accumulated other comprehensive income in shareholders' equity. Net unrealized gain, net of tax, included in accumulated other comprehensive income was $3 million and $0 million at February 2, 2013, and March 3, 2012, respectively.

Other Investments

The aggregate carrying values of investments accounted for using either the cost method or the equity method at February 2, 2013, and March 3, 2012, were $38 million and $55 million, respectively.